Exhibit 10.1

DEED OF VARIATION VISTA GOLD AGREEMENT

BETWEEN:

THE NORTHERN TERRITORY OF AUSTRALIA

AND:

VISTA GOLD AUSTRALIA PTY LTD (ACN 117 327 509)

AND:

VISTA GOLD CORP.

DATE: 25 May 2023

Solicitor for the Northern Territory

68 The Esplanade, Darwin

Telephone: 08 8999 7809 Facsimile: 08 8935 7810

File reference: 20230133

DETAILS

PARTlES

NORTHERN TERRITORY OF AUSTRALIA represented by the Department of Industry Tourism and Trade ("the Territory")

Address for service of notices:

Attention: Mr Shaun Drabsch

Physical address: Level 8, Charles Darwin Centre 19 The Mall Darwin NT 0800

Postal address: GPO Box 3200 Darwin NT 0801 Facsimile:

AND

VISTA GOLD AUSTRALIA PTY LTD (ACN 117 327 509) ("Vista Gold")

Address for service of notices:

Attention: Mr Ray Iacono

Physical address: Suite 1, 4 Manning Road, Double Bay,

. NSW2028

Postal address: P.O. Box 1467, Double Bay, NSW 1360 Facsimile: +61 293277611

AND

VISTA GOLD CORP., a company continued under the laws of British Columbia, Canada and having its principal executive offices at 8310 S Valley Highway, Suite 300, Englewood, Colorado USA 80112, , the registered office of which is situated at 1200 - 200 Burrard Street, Vancouver, British Columbia, Canada V7X 1T2 ("the Guarantor")

Address for service of notices:

Attention: Mr. Fred Earnest

Physical address: 8310 S Valley Highway, Suite 300, Englewood, Colorado USA 80112

Postaladdress:8310S ValleyHighway,Suite300, Englewood, Colorado USA 80112

BACKGROUND

A.	The parties entered into an agreement dated 1 March 2006 pursuant to which the Territory, Vista Gold and the Guarantor recorded terms of the agreement upon which each occupied the Mt Todd Gold Mine site near Katherine in the Northern Territory of Australia (Mt Todd) (i.e. the Original Agreement).
B.The Mt Todd Vista Gold Project was awarded "Major Project Status" by the Territory on 11 April 2013.

C.Since the commencement of the Original Agreement, the parties have extended the arrangements in accordance with the following deeds: ·
i)	Renewal Deed;
ii)	2014 Variation Deed; and
iii)	2017 Variation Deed.

The Original Agreement (as varied by the above deeds) is hereafter referred to as the Current Agreement.

D.By letter dated 21 December 2022, the Guarantor on behalf of Vista Gold sought an early extension of the Renewal Period to 31 December 2029 while also retaining the right to the Second Renewal Period (being for a further period of three (3) years upon the expiry of the Renewal Period).

E.	To maintain the existing rights of all parties while providing Vista Gold with the certainty of a longer term, the parties have agreed to vary the Current Agreement (to extend the Renewal Period to nineteen (19) years expiring on 31 December 2029) in accordance with the terms of this Deed.

F.	The Guarantor has entered into this Deed to confirm the guarantee and indemnity contained in clause 35 of the Current Agreement continues to apply throughout the extended Renewal Period and any further extensions or renewals of the New Agreement.

AGREED TERMS

1.	DEFINITIONS AND INTERPRETATION
1.1	Defined Terms

In this Deed, unless the contrary intention appears:

(a)	words and expressions defined in the Current Agreement have the same meaning in this Deed;
(b)	2014 Variation Deed means the document titled "Deed of Variation Vista Gold Agreement" dated 10 February 2014 between the Territory, Vista Gold and the Guarantor, a copy of which is annexed at Annexure C to this Deed;

(c)	2017 Variation Deed means the document titled "Deed of Variation Vista Gold Agreement" dated 26 April 2017 between the Territory, Vista Gold and the Guarantor, a copy of which is annexed at Annexure D to this Deed;

(d)Current Agreement means the Original Agreement as varied by the Renewal Deed, 2014 Variation Deed and the 2017 Variation Deed;
(e)	Deed means this document, and a reference to a Background clause (recital), clause, schedule, item, attachment or annexure is a reference to a recital, clause, schedule, item, attachment or annexure of or to this Deed;
(f)	Original Agreement means the agreement dated 1 March 2006 between the Territory, Vista Gold and the Guarantor recording the terms of their agreement in respect of the Project, a copy of which is annexed at Annexure A to this Deed;
(g)	New Agreement means the Current Agreement as varied by this Deed;
(h)Project means the Mt Todd Gold Mine Site (Mt Todd) near Katherine in the Northern Territory of Australia;
(i)	Renewal Deed means the document titled "Deed of Renewal Vista Gold Agreement" dated 1 February 2011 between the Territory, Vista Gold and the Guarantor, a copy of which is annexed at Annexure B to this Deed, and as varied by the 2014 Variation Deed.
1.2	Interpretation
(a)In this Deed, unless the contrary intention appears, rules of interpretation set out in the Current Agreement apply in this Deed.
(b)All recitals, clauses, schedules, items, attachments and annexures form part of this Deed.

2.	DATE OF EFFECT
2.1	Date Deed comes into effect
(a)This Deed comes into effect on the date that it is signed by the last party to sign it.

3.	VARIATION OF CURRENT AGREEMENT
3.1	Variation to definition of 'Renewal Period'

(a)	The definition of 'Renewal Period' in Clause 1.1 of the Current Agreement is varied by deleting the reference to 'thirteen (13) years from the expiry of the Term, being 31 December 2023' and substituting with 'nineteen (19) years from the expiry of the Term such that this Agreement will expire on 31 December 2029'

4.	CONFIRMATION AND ACKNOWLEDGEMENT
4.1	Confirmation
(a)Each party confirms that, other than as provided for in clause 3, the Current Agreement remains in full force and effect.
4.2	Conflict
(a)If there is a conflict between the Current Agreement and this Deed, the terms of this Deed prevail to the extent of the inconsistency.

5.	NOTICES
5.1	Form and Service of Notices
(a)Any notices, certificates, consents, approvals, waivers and other communications in connection with this Deed must be in writing and be given in accordance with the Current Agreement.

6.	GENERAL
6.1	Confidentiality
(a)	This Deed must be kept confidential in the same terms as the Current Agreement.
6.2	Costs and Stamp Duty
(a)The parties will each pay their own costs of and incidental to the negotiations for and the preparation, execution and stamping of this Deed.
6.3	Jurisdiction and Governing Law
(a)	This Deed is governed by and construed in accordance with the law for the time being in force in the Northern Territory.
(b)	The parties submit to the jurisdiction of the Supreme Court of the Northern Territory at Darwin in respect of all matters arising under this Deed.
6.4	Counterparts
(a)	This Deed may be signed in any number of counterparts and all such counterparts when taken together constitute one instrument.
6.5	Further Acts
(a)	Each party will promptly do and perform all acts and execute and deliver all documents (in a form and context reasonably satisfactory to that party) required by law or reasonably requested by the other party to give effect to this Deed.

SIGNING PAGE

Executed as a Deed:

SIGNED by NICOLE MANISON	)	By: /s/ Nicole Manison Signature
for and on behalf of the NORTHERN TERRITORY OF AUSTRALIA pursuant to a delegation under the Contracts Act 1978 (NT) in the presence of:	) ) )
/s/ Petra Hanghog Signature of Witness		Date: 23 May 2023
Petra Hanghog Name of Witness

SIGNED by VISTA GOLD AUSTRALIA	)
(ACN 117 327 509) in accordance with section 127 of the Corporations Act 2001 (Cth) on in the presence of:	) ) )
Signature: /s/ B. Murdoch Director		Signature: /s/ R. Iacono Director
Brent D. Murdoch Name of Director:		Raymond J. Iacono Name of Director:
Date: 25 May 2023		Date: 25 May 2023

EXECUTED by FREDERICK EARNEST	)	By: /s/ F. H. Earnest Authorised Signature Frederick H. Earnest Print Name President and CEO Position/Authority
for and on behalf of VISTA GOLD CORP. in the presence of:	) ) )
/s/ Glenn F. Cowan Signature of Witness		Date: 24 May 2023
Glenn F. Cowan Name of Witness